                                                                     Exhibit 99


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

Chemical Bank, Trustee                                                                  Determination Date:
Manufactured Housing Contracts                                                          Remittance Date:
Senior/Subordinated Pass-Through Certificates Series 1996B                              For the Period Ended:

Information for Clauses (a) through (e), Section 7.01
                                                                                        Class A-1         Class A-2
(a) Class A and Class B Distribution Amounts                                            1,299,031.79        165,939.37

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                                           401,395.86
    (b) Partial Prepayments Received                                                       71,855.90
    (c) Principal Payments in Full (Scheduled Balance)                                    670,986.97
    (d) Liquidated Contract Scheduled Balance                                                   0.00
    (e) Section 3.05 Purchase Scheduled Balance                                                 0.00
    (f) Previously Undistributed Shortfalls in (a) through (e)                                  0.00
                                                                                    ----------------  ----------------
 Total Principal Distribution                                                           1,144,238.73              0.00

(c) Interest Distribution                                                                 154,793.06        165,939.37
    Unpaid Interest Shortfall                                                                   0.00              0.00
                                                                                    ----------------  ----------------
 Total Interest Distribution                                                              154,793.06        165,939.37

(d) Beginning Class A and Class B Principal Balance                                    29,023,699.31     29,610,000.00
    Less: Principal Distribution                                                        1,144,238.73              0.00
                                                                                    ----------------  ----------------
    Remaining Class A and Class B Principal Balance                                    27,879,460.56     29,610,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                                 140,567.40         (h)  Pool Factor
    Section 8.06 Reimbursement Amount                                                           0.00         Class A-1
    Section 6.02 Reimbursement Amount                                                      12,000.00         Class A-2
    Reimburseable Fees                                                                          0.00         Class A-3
                                                                                    ----------------         Class A-4
 Total Fees Due Servicer                                                                  152,567.40         Class A-5
                                                                                                             Class A-6
                                                             No. of                 Unpaid Principal         Class B-1
(f) Delinquency                                             Contracts                    Balance             Class B-2

                     31-59 Days Delinquent                         52                      1,444,977
                     60-89 Days Delinquent                         16                        399,204
                      90+ Days Delinquent                          12                        237,582

(g) Section 3.05 Repurchases                                                                    0.00


(i) Class R Distribution Amount                                                           156,388.97
    Reposession Profits                                                                         0.00

(j) Principal Balance of Contracts in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                                                            0.00

(l) (x) Class B-2 Formula Distribution Amount                                              42,652.50
    (y) Remaining Amount Available                                                        199,041.47
                                                                                    ----------------
    Amount of (x) over (y)                                                                      0.00

(m) Class B-2 Liquidation Loss Amount                                                           0.00

(n) Guarantee Payment                                                                           0.00

(o) Unadvanced Shortfalls                                                                       0.00

(p) Number of units repossessed                                                                    0

(q) Principal Prepayments paid                                                            742,842.67

(r) Scheduled Principal Payments                                                          401,395.86

(s) Weighted Average Interest Rate                                                             11.01%

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

Chemical Bank, Trustee                                                       05-Nov-96
Manufactured Housing Contracts                                               07-Nov-96
Senior/Subordinated Pass-Through Certificates Series 1996B                   25-Oct-96

Information for Clauses (a) through (s), Section 7.01
                                                                              Class A-3         Class A-4        Class A-5
(a) Class A and Class B Distribution Amounts                                  120,818.63         76,366.67       108,980.81

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                       ----------------- ----------------- ----------------
 Total Principal Distribution                                                       0.00              0.00             0.00

(c) Interest Distribution                                                     120,818.63         76,366.67       108,980.81
    Unpaid Interest Shortfall                                                       0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
 Total Interest Distribution                                                  120,818.63         76,366.67       108,980.81

(d) Beginning Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00
    Less: Principal Distribution                                                    0.00              0.00             0.00
                                                                       ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                        20,786,000.00     12,640,000.00    17,379,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                  (h) Pool Factor                  Original Balance
    Section 8.06 Reimbursement Amount                                         0.87276047                      31,944,000.00
    Section 6.02 Reimbursement Amount                                         1.00000000                      29,610,000.00
    Reimburseable Fees                                                        1.00000000                      20,786,000.00
                                                                              1.00000000                      12,640,000.00
 Total Fees Due Servicer                                                      1.00000000                      17,379,000.00
                                                                              1.00000000                      11,030,000.00
                                                                              1.00000000                       8,272,000.00
(f) Delinquency                                                               1.00000000                       6,204,000.00

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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

Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996B

Information for Clauses (a) through (e), Section 7.01
                                                                            Class A-6        Class B-1        Class B-2
(a) Class A and Class B Distribution Amounts                                72,154.58         53,251.00        42,652.50

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                    ----------------- ----------------- ----------------
 Total Principal Distribution                                                    0.00              0.00             0.00

(c) Interest Distribution                                                   72,154.58         53,251.00        42,652.50
    Unpaid Interest Shortfall                                                    0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
 Total Interest Distribution                                                72,154.58         53,251.00        42,652.50

(d) Beginning Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00
    Less: Principal Distribution                                                 0.00              0.00             0.00
                                                                    ----------------- ----------------- ----------------
    Remaining Class A and Class B Principal Balance                     11,030,000.00      8,272,000.00     6,204,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                                       Rate
    Section 8.06 Reimbursement Amount                                           6.400%
    Section 6.02 Reimbursement Amount                                           6.725%
    Reimburseable Fees                                                          6.975%
                                                                                7.250%
 Total Fees Due Servicer                                                        7.525%
                                                                                7.850%
                                                                                7.725%
(f) Delinquency                                                                 8.250%

                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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

Chemical Bank, Trustee
Manufactured Housing Contracts
Senior/Subordinated Pass-Through Certificates Series 1996B

Information for Clauses (a) through (e), Section 7.01

(a) Class A and Class B Distribution Amounts

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution

(c) Interest Distribution
    Unpaid Interest Shortfall

 Total Interest Distribution

(d) Beginning Class A and Class B Principal Balance
    Less: Principal Distribution

    Remaining Class A and Class B Principal Balance

(e) Fees Due Servicer                                                                   Rate
    Monthly Servicing Fee                                     Class A-1         6.40%    31,944,000.00      2,044,418
    Section 8.06 Reimbursement Amount                         Class A-2         6.73%    29,610,000.00      1,991,273
    Section 6.02 Reimbursement Amount                         Class A-3         6.99%    20,788,000.00      1,449,824
    Reimburseable Fees                                        Class A-4         7.25%    12,040,000.00        918,400
                                                              Class A-5         7.59%    17,379,000.00      1,307,770
 Total Fees Due Servicer                                      Class A-6         7.85%    11,030,000.00        865,855
                                                              Class B-1         7.73%     8,272,000.00        839,012
                                                              Class B-2         8.25%     8,204,000.00        511,830
(f) Delinquency
                                                                                        137,865,000.00      9,726,379   7.08%
                     31-59 Days Delinquent
                     60-89 Days Delinquent
                      90+ Days Delinquent

(g) Section 3.05 Repurchases


(i) Class R Distribution Amount
    Reposession Profits

(j) Principal Balance of Contracts in Repossession

(k) Aggregate Net Liquidation Losses

(l) (x) Class B-2 Formula Distribution Amount
    (y) Remaining Amount Available

    Amount of (x) over (y)

(m) Class B-2 Liquidation Loss Amount

(n) Guarantee Payment

(o) Unadvanced Shortfalls

(p) Number of units repossessed

(q) Principal Prepayments paid

(r) Scheduled Principal Payments

(s) Weighted Average Interest Rate

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                   Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                   2,266,171.67
     Certificate Account Balance at Monthly Cutoff-SubServicer                    126,161.23
(ii) Monthly Advance made                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                9,267.08
(iii)Section 5.05 Certificate Fund Income-SubServicer                                 401.16
(v) Principal due Holders                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                    87,044.00
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                   66,814.42
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                              0.00
   (iii) Monthly Servicing Fee                                                    140,567.00
   (iv)  Reimburseable Liquidation Expenses                                        12,000.00
   (v)   Section 6.04 (c) reimbursement                                                 0.00
   (vi)  Section 8.06 reimbursement                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                               0.00

Total Due Servicer                                                                152,567.40

Available Distrubution Amount-Vanderbilt                                        2,035,027.35
Available Distrubution Amount-SubServicer                                          59,756.97
To Class A and B                                                                1,939,195.35

Monthly Excess Cashflow                                                           156,388.97

Weighted Average Remaining Term (months)                                              178.44

    Scheduled Balance Computation


    Prior Month Balance                                                       134,944,699.31


    Current Balance                                    133,859,359.30
                  Adv Principal                             36,118.45
                  Del Principal                             95,017.17
    Pool Scheduled Balance                                                    133,800,450.58


    Principal Payments in Full                             670,986.97
    Partial Prepayments                                     71,855.90

    Scheduled Principal                                    401,395.86


    Collateral Balance                                                        133,859.30

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